SUB-ITEM 77Q1(E)
                 INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

The Registrant's Advisory Agreement and Sub-Advisory Agreement, Exhibit (g)(1) and (g)(2), respectively, to the Registrant's Amendment No. 2 to a Registration Statement on Form N-2, is incorporated by reference as filed via EDGAR on March 9, 2005, accession number 0001116679-05-000699.